Filed Pursuant to Rule 497(c)
1933 Act No. 033-6343
1940 Act No. 811-04704

PROSPECTUS

DELAFIELD, WISCONSIN
OCTOBER 31, 2013

PROSPECTUS	October 31, 2013

The Primary Trend Fund (Nasdaq Symbol:  PTFDX) is a no load mutual fund that invests mainly in common stocks.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how The Primary Trend Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Primary Trend Fund, Inc.
3960 Hillside Drive, Suite 204
Delafield, WI  53018-2148

1-800-443-6544
(Fund Information Provided by Arnold
Investment Counsel Incorporated)

1-800-968-2122
(Account Information Provided by
U.S. Bancorp Fund Services, LLC)

www.primarytrendfunds.com

TABLE OF CONTENTS

Summary Information	1

Investment Strategies and
Portfolio Holdings Disclosure	5

Who Manages the Fund?	5

How Is The Fund’s Share Price
Determined?	6

How Do I Open An Account and
Purchase Shares?	6

How Do I Sell My Shares?	9

May Shareholders Exchange Shares?	12

What About Dividends, Capital Gains
Distributions and Taxes?	12

Financial Highlights	14

The Primary Trend Fund

SUMMARY INFORMATION

Investment Objective

The Primary Trend Fund seeks capital growth and income.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of The Primary Trend Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (the transfer agent charges $15 for each wire redemption)	None
Exchange Fee (the transfer agent charges $5 for each telephone exchange)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.25%
Total Annual Fund Operating Expenses	1.99%
Recouped Fee Waivers	0.01	%(1)
Total Annual Fund Operating Expenses After Recouped Fee Waivers	2.00%

(1)
The Fund’s investment advisory agreement contains an expense limitation provision that provides that total operating expenses of the Fund, not including federal, state and local taxes, interest, brokerage commissions and extraordinary items, may not exceed 2.00% of the Fund’s average daily net assets.  The investment advisory agreement remains in effect indefinitely as long as its continuance is specifically approved at least annually by the board of directors of the Fund, including a majority of those directors who are not interested persons of the Fund.  Upon sixty days’ written notice, the investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser.  Pursuant to an expense reimbursement recoupment agreement between the Fund and the investment adviser, the Fund will repay the investment adviser for amounts waived or reimbursed but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation of 2.00%.

Example

This Example is intended to help you compare the cost of investing in The Primary Trend Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses equal to the Net Expenses for the first year and equal to the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$625	$1,074	$2,318

Portfolio Turnover

The Primary Trend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of The Primary Trend Fund

The Primary Trend Fund invests primarily in common stocks of United States companies.  Most, but not all, of its common stock investments pay dividends.  Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years.  The Fund’s investment adviser favors “value” stocks and shuns stocks where the price reflects a premium because of their popularity.  The Fund’s investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company’s stock is undervalued.  The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Principal Risks of Investing in The Primary Trend Fund

Investors in The Primary Trend Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.

•
Value Investing Risk:  The Fund primarily invests in “value” stocks.  The Fund’s investment adviser may be wrong in its assessment of a company’s value and the stocks the Fund holds may not reach what the investment adviser believes are their full values.  From time to time, “value” investing falls out of favor with investors.  During these periods, the Fund’s relative performance may lag.

•
Medium Capitalization Companies’ Risk:  The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because medium capitalization companies tend to be more susceptible to adverse business or economic events than larger more established companies.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in The Primary Trend Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns over 1, 5, and 10 years compare with those of a broad measure of market performance.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Updated performance information is available on the Fund's website (http://www.primarytrendfunds.com).

The Primary Trend Fund
(Total return per calendar year)

Note:
During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.26% (quarter ended June 30, 2003) and the lowest total return for a quarter was -19.36% (quarter ended December 31, 2008).

The Fund’s 2013 year to date total return is 13.51% (January 1, 2013 through the quarter ended September 30, 2013).

Average Annual Total Returns
(for the periods ending December 31, 2012)	Past Year	Past Five Years	Past Ten Years
The Primary Trend Fund
Return before taxes	6.60%	0.56%	5.19%
Return after taxes on distributions	6.53%	0.28%	4.60%
Return after taxes on distributions
and sale of Fund shares	4.38%	0.45%	4.48%
S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that may have been incurred.

Management

Investment Adviser

Arnold Investment Counsel Incorporated is the investment adviser to The Primary Trend Fund.

Portfolio Managers

     Lilli Gust and Barry Arnold are the portfolio managers for The Primary Trend Fund.  Ms. Gust, President and Treasurer of the Fund, and Mr. Arnold, Vice President and Secretary of the Fund, have been the portfolio managers for the Fund for the past sixteen years.

Purchase and Sale of Fund Shares

The minimum initial investment in The Primary Trend Fund is $500.  There is a $100 subsequent investment requirement by mail and a $500 subsequent investment requirement by wire transfer.  $50 minimum exists for each additional investment made through the Automatic Investment Plan.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by mail (The Primary Trend Fund, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-443-6544.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Primary Trend Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon the withdrawal of money from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Primary Trend Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  Specifically, the Fund’s investment adviser may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND PORTFOLIO HOLDINGS DISCLOSURE

The Primary Trend Fund may change its investment objective without obtaining shareholder approval.

Principal Investment Strategies

The Primary Trend Fund invests primarily in common stocks of United States companies.  Most, but not all, of its common stock investments pay dividends.  Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years.  The Fund’s investment adviser favors “value” stocks and shuns stocks where the price reflects a premium because of their popularity.  The Fund’s investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company’s stock is undervalued.  The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.

Non-Principal Investment Strategies

The Primary Trend Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will not be able to achieve its investment objective of capital growth to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

The Statement of Additional Information for The Primary Trend Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures regarding disclosure of its portfolio holdings.

WHO MANAGES THE FUND?

Arnold Investment Counsel Incorporated (the “Adviser”) is the investment adviser to The Primary Trend Fund.  The Adviser’s address is:

3960 Hillside Drive, Suite 204
Delafield, Wisconsin  53018-2148

The Adviser has been in business since 1978 and has been the Fund’s only investment adviser.  As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund.  All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund’s portfolio managers, Lilli Gust and Barry Arnold.  Ms. Gust has been an officer of the Adviser since 1978, and has served as the President for the past 24 years.  Ms Gust has also served as Treasurer for the past 10 years and as Chief Compliance Officer for the past 9 years along with serving as a Portfolio Manager for the Adviser.  Mr. Arnold has been an officer or employee of the Adviser since 1987, and during the past 16 years has been Director of the Fund.  Mr. Arnold has also served as Vice President and Secretary of the Adviser for the past 10 years along with serving as a Portfolio Manager for the Adviser.  Ms. Gust and Mr. Arnold are co-portfolio managers for the Fund.  As such, they are equally responsible for the day-to-day management of the Fund’s portfolio.  During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 0.74% of its average net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended December 31.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund.

HOW IS THE FUND’S SHARE PRICE DETERMINED?

The price at which investors purchase shares of The Primary Trend Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading (normally 3:00 p.m. Central Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on weekends and most major holidays.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  The Fund values most money market instruments it holds at their amortized cost, which the Board of Directors has determined to accurately reflect the fair value of such instruments.  The Fund will process purchase orders that it receives and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.  It will process purchase orders that it receives and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended or primary market is closed.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

Foreign Investors

Shares of The Primary Trend Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Please contact the Adviser for more information.

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the followingminimums*:

•	New accounts	$500
•	Automatic Investment Plan	$50
•	Dividend reinvestment	No Minimum
•	Additional investments:
	(by mail)	$100
	(by wire transfer)	$500
	* Servicing Agents may impose different minimums.

3.
Complete an Account Application, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  If you have any questions or need applications or forms, please call 1-800-443-6544.

In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC, will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number
•	Permanent Street Address (P.O. Box only is not acceptable)
•	Corporate accounts require additional documentation

The Fund might request additional information about you to help the transfer agent verify your identity.  Please note that your Account Application will be returned if any information is missing or the Fund does not have a reasonable belief of your identity.

Any delay in processing your order will affect the purchase price you receive for your shares.  The Adviser and the transfer agent are not liable for fluctuations in net asset value experienced as a result of such delays in processing.

4.
Make your check payable toThe Primary Trend Fund.  All checks must be in U.S. dollars drawn on a bank located within the United States and must be payable in U.S. Dollars.  The Fund will not accept payment in cash, including cashier’s checks (in amounts of less than $10,000) or money orders.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25.00 service fee for any payment returned for any reason.  The shareholder will also be responsible for any losses suffered by the Fund as a result.  The Fund may redeem shares you own as reimbursement for any such losses.

5.	Send the application and check to:

BY FIRST CLASS MAIL	BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Primary Trend Fund	The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	3rd Floor
Milwaukee, WI 53201-0701	615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-968-2122 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-968-2122 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit to your account upon receipt of your wire.

You should wire funds to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
The Primary Trend Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A., must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The Fund and U.S. Bank, N.A., are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as investment alternatives in the programs they offer or administer.  Servicing agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) receipt of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Account Application for any reason.  The Fund will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased unless the shareholder makes a written request for a certificate.  The Fund will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

For your convenience, the Fund offers an automatic investment plan.  Under the automatic investment plan, after your initial investment, you authorize the Fund to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $50.  The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the automatic investment plan.  The Fund also offers the following plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA
•	Simple IRA
•	Coverdell Education Savings Accounts

Investors can obtain further information about the automatic investment plan, IRAs and Coverdell Education Savings Accounts by calling the Fund at 1-800-443-6544.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the plans before investing through them.

Householding

      To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-443-6544 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HOW DO I SELL MY SHARES?

How to Redeem (Sell) Shares Directly With the Fund

1.	Prepare a letter of instruction containing:

•	Account number(s)
•	The amount of money or number of shares being redeemed
•	The name(s) on the account
•	Daytime phone number
•
Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-968-2122 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	If there are certificates representing your shares, enclose the certificates or execute a stock power exactly as your shares are registered.

4.
Have the signature guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

•	The redemption proceeds will be in excess of $10,000
•	The redemption request is made within 15 days of a change of address

•	The redemption proceeds are payable to or to be sent to any person, address or bank account not on record
•	If ownership is being changed on your account

In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances relative to the particular situation.  The Fund may waive the signature guarantee requirement in certain circumstances.  A notary public is not an acceptable signature guarantor.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.

Non-financial transactions, including establishing or modifying certain services on an account, may require a Signature Validation Program (“SVP”) stamp from a signature validation program member or other acceptable form of authentication from a financial institution source.  You can get a SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers,but not from a notary public.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL
The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
The Primary Trend Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

6.
No redemption request will become effective until all documents have been received in good order with all required information and documents as necessary.  Shareholders should contact U.S. Bancorp Fund Services, LLC, for further information concerning documentation required for redemption of Fund shares for certain account types, like corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  If the dollar amount requested to be redeemed is greater than the current value of your account, the Fund may direct the transfer agent to redeem your entire account balance.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	U.S. Bancorp Fund Services, LLC, receives your written request in proper form with all required information.
•	A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

Payment of Redemption Proceeds

•
For those shareholders who redeem shares by mail, all requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 3:00 p.m. Central time) will usually be sent on the following business day.  In all cases, proceeds will be sent within seven calendar days.

•	Redemption proceeds may be wired to a commercial bank authorized on your Account Application, in which case a $15 fee will be deducted from your account.
•
Redemption proceeds may be sent to the bank account you designated on the Account Application via electronic funds transfer through the Automated Clearing House (ACH) network.  You will not incur any charge when proceeds are sent via the ACH system and credit is usually available within two days.

•	For those shareholders who redeem shares through a Servicing Agent, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain or loss.
•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
The Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).
•
If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While highly unlikely, the Fund may pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with securities rather than with cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.  Redemptions in kind are taxed in the same manner as redemptions paid in cash for federal income tax purposes.

MAY SHAREHOLDERS EXCHANGE SHARES?

Shares of the Fund may be exchanged for shares of the First American Prime Obligations Fund, a money market mutual fund, at their relative net asset values.  (An affiliate of U.S. Bancorp Fund Services, LLC advises the First American Prime Obligations Fund.  Please call 1-800-968-2122 for a prospectus describing First American Prime Obligations Fund.)  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

How to Exchange Shares

1.	Read carefully this Prospectus and the current prospectus for the First American Prime Obligations Fund.
2.	Determine the number of shares you want to exchange keeping in mind that telephone exchanges are subject to a $1,000 minimum.
3.
Write to The Primary Trend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin  53201-0701 or call U.S. Bancorp Fund Services, LLC at 1-800-968-2122.  U.S. Bancorp Fund Services, LLC, charges a fee of $5.00 for each telephone exchange.  There is no charge for a written exchange.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have two distribution options:

•	Automatic Reinvestment — Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option — Both dividend and capital gains distributions will be paid in cash.

Accounts are originally established with the automatic reinvestment option, and this option remains in effect unless you opt to change it.  If you would like to change distribution options, please contact U.S. Bancorp Fund Services, LLC in writing at least five calendar days prior to the record date for the next distribution.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income (although a portion of the Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions will consist of both ordinary income (including dividend income) and long-term capital gains.

      Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions).  This information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

For the Years Ended June 30,

	2013	2012	2011	2010	2009
Per Share Operating Performance
Net Asset Value, Beginning of Year	$11.23	$10.94	$9.15	$8.11	$10.59

Income From Investment Operations:
Net Investment Income	0.04	0.05	0.03	0.02	0.11
Net Realized and Unrealized
Gain (Loss) on Investments	1.28	0.28	1.78	1.06	(1.74)
Total from Investment Operations	1.32	0.33	1.81	1.08	(1.63)

Less Distributions:
From Net Investment Income	(0.05)	(0.04)	(0.02)	(0.04)	(0.14)
From Net Realized Gains	—	—	—	—	(0.71)
Total Distributions	(0.05)	(0.04)	(0.02)	(0.04)	(0.85)
Net Increase (Decrease)	1.27	0.29	1.79	1.04	(2.48)
Net Asset Value, End of Year	$12.50	$11.23	$10.94	$9.15	$8.11

Total Investment Return	11.80%	3.08%	19.81%	13.39%	(16.96)%

Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$15,955	$15,139	$15,128	$14,164	$12,889
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	2.00%	2.00%	2.00%	2.00%	2.00%
Before Waivers, Reimbursements and Recoupments	1.99%	2.06%	2.03%	1.97%	2.08%
Ratio of Net Investment Income to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	0.31%	0.51%	0.26%	0.20%	1.33%
Before Waivers, Reimbursements and Recoupments	0.32%	0.45%	0.23%	0.23%	1.25%
Portfolio Turnover	38.0%	57.1%	92.4%	52.2%	54.5%

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www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018-2148
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD ™
MUTUAL FUND
COUNCIL

The Primary Trend Fund
Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on applications or other forms, correspondence or conversations.
•	Information about your transactions with us, our affiliates or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transaction.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about The Primary Trend Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund.  The Primary Trend Fund has incorporated the SAI into the Prospectus by reference.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about The Primary Trend Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-443-6544.  The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (www.primarytrendfunds.com).

Prospective investors and shareholders who have questions about The Primary Trend Fund may call the above number, write to the address below, or visit our Web site also shown below:

The Primary Trend Fund, Inc.
3960 Hillside Drive, Suite 204
Delafield, WI  53018-2148
www.primarytrendfunds.com

The general public can review and copy information about The Primary Trend Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about The Primary Trend Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102

Please refer to The Primary Trend Fund’s Investment Company Act File No. 811-04704 when seeking information about The Primary Trend Fund from the Securities and Exchange Commission.